Eagle Pharmaceuticals NASDAQ: EGRX Scott Tarriff, CEO David Riggs, CFO March 2015

CONFIDENTIAL MARCH 2015 2 Forward Looking Statements This presentation contains certain forward-looking information about Eagle Pharmaceuticals that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “strong,” “upcoming,” “prepared” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether the FDA will accept for filing and approve our NDA for our bendamustine HCl rapid infusion product and other pharmaceutical products in development and when such approvals might be granted; the timing of future events, including but not limited to clinical development of our products and regulatory submissions; whether we will successfully market our products; our ability to successfully compete with other pharmaceutical and biotechnology companies; the success of our commercial partnerships; the development of, and our ability to take advantage of, the market for our therapeutic products; the strength and enforceability of our intellectual property rights; general economic conditions; and the other risk factors included in our annual report on form 10-K filed with the U.S. Securities and Exchange Commission on December 22, 2014. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non- occurrence of any events.

CONFIDENTIAL MARCH 2015 3 NAME TITLE EXPERIENCE Scott Tarriff President & Chief Executive Officer David E. Riggs Chief Financial Officer Steven L. Krill Ph.D. Chief Scientific Officer Adrian Hepner, MD, Ph.D. Executive VP, Clinical Research, Medical & Regulatory Affairs Peter Grebow, Ph.D. Executive VP, Research & Development Ken Degen Senior VP, Sales & Marketing Ed Tykot VP, Business Development John LaRocca General Counsel Experienced Management Team 1 Registered trademark of Teva Pharma Industries Ltd. 1 1

In-market Products + Attractive Late Stage Portfolio

Products	Market Opp[1]	Status / Milestone	Orphan Drug
Ryanodex® (dantrolene sodium) for Injectable Suspension Malignant Hyperthermia	$75M+	Marketed	US exclusivity granted EMA ODD granted
Argatroban	$75M	Marketed	
Diclofenac/misoprostol (legacy ANDA) Generic Arthrotec[2]	$40-50M	Marketed	
Bendamustine RTD Rapid Infusion 10 min. admin in 50 mL admixture	$750M+	NDA submitted February 2015	US ODD granted
Bendamustine RTD 30/60 min. admin in 500 mL admixture	$750M+	Tentative approval in July 2014	
RTU bivalirudin Enhanced RTU version of Angiomax[3]	$635M	Clinical development NDA submission planned 2Q:15	
Ryanodex Exertional Heat Stroke	$400M	Clinical development Positive FDA meeting held March 2015	US ODD granted
Pemetrexed Liquid version of Alimta[4]	$1.2B	Pre-clinical development	

[1] Based on publicly filed reports with the SEC, independent market research and management's estimates
[2] Arthrotec® (diclofenac sodium/misoprostol) (Pfizer Inc.)
[3] Angiomax® (bivalirudin) / Angiox® (bivalirudin) (The Medicines Company). Source: The Medicines Company press release dated 2/18/2015.
[4] Alimta® (pemetrexed) (Eli Lilly & Co.). Source: Eli Lilly & Co. press release dated 1/30/2015: (U.S. sales)

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CONFIDENTIAL MARCH 2015 5 Key Achievements Since IPO Bendamustine hydrochloride (HCL) • 500mL admixture  Tentative approval -for indolent B-cell non-Hodgkin Lymphoma (“NHL”) that has progressed during or within six months of treatment with rituximab or a rituximab- containing regimen. • 50mL admixture (“Rapid”)  ODD granted  Completed clinical work -- positive study data  Teva license agreement Feb:15  Submitted NDA Feb:15  All patent litigation dismissed/settled Ryanodex®  FDA approval to treat MH; launched Q3 2014  Granted 7 years U.S. market exclusivity for MH  Granted ODD from EMA for MH  Type C FDA meeting for EHS Mar:15

CONFIDENTIAL MARCH 2015 6 Multiple Milestones in 2015 to Drive Value Apr:15 Acceptance for filing of Rapid NDA + decision on Priority Review 2Q:15 Submit NDA for Bivalirudin RTU Aug:15 PDUFA date for Rapid if Priority Review granted* 3Q:15 Acceptance for filing of Bivalirudin RTU NDA Mid:15 Decision expected: Hospira vs. MDCO patent litigation (bivalirudin) Dec:15 PDUFA date for Rapid if Standard Review* 4Q:15 File for J-Code for Rapid 2H:15 Expected Decision on ODD Exclusivity for Rapid Additional opportunities: product line expansion internally or through product or company acquisitions * Followed by Teva launch of Rapid, assuming approval

CONFIDENTIAL MARCH 2015 7 Bendamustine HCl RTD NDA 1: in 500 mL admixture, 30- or 60-minute infusion time (same as Treanda) – Tentative approval received July 2014 for NHL indication – One patent infringement lawsuit dismissed, one settled NDA 2: in 50 mL admixture, 10-minute infusion time (Rapid Infusion Product) – Bioequivalence to Treanda + comparable safety & AE profile established by 81 patient clinical trial – Entered into exclusive license agreement with Teva – NDA submitted in Feb:15 for CLL & NHL  ODD granted in Jul:14 for use in both indications – Potential for 7 years exclusivity upon approval – One patent issued to June 2031, one newly allowed, six pending 1 Treanda® (bendamustine HCl) (Cephalon, Inc., a wholly-owned subsidiary of Teva Pharmaceutical Industries Ltd.) 2 CLL: chronic lymphocytic leukemia 3 NHL: indolent B-cell non-Hodgkin lymphoma Improved formulation of Treanda1

CONFIDENTIAL MARCH 2015 8 Bendamustine HCl RTD -- DMA-free • FDA warned against use of Treanda liquid with CSTDs, adapters, and syringes containing polycarbonate or ABS1 • Most marketed CSTDs • DMA2, an ingredient in Treanda, is incompatible with polycarbonate or ABS • Devices containing polycarbonate or ABS dissolve from contact with DMA “Can lead to device failure, possible product contamination, and potential serious adverse health consequences, including skin reactions in health care professionals preparing and administering (Treanda) and the risk of small blood vessel blockage in patients.” – FDA is requiring label changes for Treanda liquid & powder formulations to reflect safe preparation information Eagle’s formulation contains no DMA; only GRAS3 excipients 1 acrylonitrile-butadiene-styrene 2 N, N-dimethylacetamide 3 Generally Regarded As Safe

CONFIDENTIAL MARCH 2015 9 Responsibilities TEVA • U.S. regulatory approvals and reimbursement • Supply product to Teva for a specified period while Teva or a third party second-source supplier is qualified • Any post-approval clinical studies, if required • Market Rapid Infusion Bendamustine for CLL1 & indolent B-cell NHL2 in U.S. • All U.S. commercial activities, including minimum promotional & detailing efforts • IP covering Rapid Infusion Bendamustine Exclusive Agreement with Teva for Bendamustine RTD Rapid Infusion 1 CLL: chronic lymphocytic leukemia 2 NHL: indolent B-cell non-Hodgkin lymphoma 3 Assuming FDA approval Summary Financial Terms  $30M upfront cash payment from Teva  Up to $90M in additional milestone payments dependent upon: – Timing of FDA approval – Achievement of certain sales levels – Achievement of certain reimbursement criteria and generic competition  Royalty payments consisting of double-digit percentage of Teva’s net sales of Rapid3

CONFIDENTIAL MARCH 2015 10 Teva Agreement: Other Material Terms  Agreed to settle all patent litigation  Eagle has the option to terminate agreement and commercialize Rapid: – If, by a specified date, certain milestones for Rapid have not been obtained/achieved and certain generic Bendamustine products are launched in the U.S. – If Teva challenges Eagle’s patents on either Rapid or the Bendamustine RTD product  Eagle expects to obtain final approval for our tentatively approved Bendamustine RTD product in the U.S. after May 1, 2016.

CONFIDENTIAL MARCH 2015 11 Multiple Benefits of Rapid Infusion Bendamustine RTD • Less chair time: 30 or 60 min. reduced to 10 min. • Less volume & issues related to 50mL vs. 500mL admixture Patient • Less nursing time required Nurse • 90% reduction in NaCl – renal suppressed population Medical/ Patient • Additional patients treated in the cancer clinic enabled by shorter infusion time Economic

CONFIDENTIAL MARCH 2015 12 Large Near-Term Market Opportunity  Treanda sales over $750M1  Teva expected to launch shortly after approval – Substantial conversion anticipated  We believe Rapid, with 10 minutes infusion time, has multiple benefits that will lead to uptake in the market and no DMA issues.  Plan to file for unique J-code in 4Q:15 1 Treanda® (bendamustine HCl) sales in 2014 of $767 million, source: Teva Pharmaceuticals press release dated 2/5/2015

CONFIDENTIAL MARCH 2015 13 Ryanodex® (dantrolene sodium) for Malignant Hyperthermia (MH)  No change to SOC for MH treatment in over 30 years – Often fatal if untreated  Ryanodex approved in July 2014 – Optimized formulation of dantrolene sodium – Reduces to 5mL (1 vial) vs. 720 mL (12 vials) for old product  Protected market position – Three patents issued + one filed – Orphan drug designation for MH (U.S. & Europe)  Granted seven years market exclusivity in US  EU regulatory submission to be filed in 4Q:15

CONFIDENTIAL MARCH 2015 14 U.S. Commercial Landscape  All U.S. hospitals required to stock dantrolene – ~9,000 outlets – MHAUS1 recommends a minimum 36 vials = 3 vials Ryanodex  Repurchase required every 2 years – Premium pricing supported by Ryanodex advantages  Faster administration  Reduced volume  Significant reduction of Mannitol (diuretic) 1 Joint Commission; MHAUS: Malignant Hyperthermia Association of the United States

U.S. Launch Update

Ryanodex® (dantrolene sodium) for injectable suspension

Launched August 2014

- 15 field force representatives
- Premium pricing to old formulation
  - Expands addressable market



~$20M
Old Product Pricing[1]
Ryanodex Premium Pricing
$75M+
Ryanodex Market Opportunity
(Over 2 Years)

- Early conversions include multiple top-tier hospitals

[1] Branded dantrolene sales for MH 2013

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CONFIDENTIAL MARCH 2015 16 Initial Label Expansion Opportunity: EHS  Exertional Heat Stroke (EHS) – A leading cause of student athlete death (US) & non-combat military deaths – Similarities to MH  Potential for Ryanodex to be first to market for EHS if approved  Orphan drug designation for EHS – Potential for 7 years of exclusivity  Market estimated at $400M

CONFIDENTIAL MARCH 2015 17 EHS: Development Update  Held Type C meeting with FDA on March 11th  Productive discussion regarding regulatory pathway and required development program to support label expansion  We believe the Agency recognizes the importance of this rare, life- threatening condition and the potential benefit Ryanodex may afford patients  Path forward appears to be a ‘hybrid’ (animal and human data) development program including clinical efficacy and safety data  Details on methodology to achieve label expansion and timing to follow

CONFIDENTIAL MARCH 2015 18  Enhanced RTU version of the anticoagulant Angiomax1 – Brand sales over $635M2 – Benefits versus Angiomax include no reconstitution & dilution – Increases work flow, reduces dosing errors  Two patents issued; third patent filed 1Q:14  Near-term opportunity: – NDA submission 2Q:15 – Potential U.S. launch mid-2016  Very strong non-infringement arguments – Different from existing ANDA litigation Bivalirudin RTU 1 Angiomax® (bivalirudin) / Angiox® (bivalirudin) (The Medicines Company) 2 Worldwide Angiomax/Angiox sales in 2014 of $635.7 million, source: The Medicines Company press release dated 2/18/2015.

CONFIDENTIAL MARCH 2015 19 Capital Structure and Financial Statistics Exchange: Ticker NASDAQ: EGRX Market Capitalization1 $560M Cash Position2 ~ $113M LTM3 Revenue as of December 31, 2014 $15.7M Profitability Expected to be profitable in 2015 Stock Price Appreciation Since IPO ~ 207% Financial Summary 1 As of March 26, 2015 2 Adjusted for $30M upfront payment from Teva for Bendamustine RTD Rapid Infusion and $57M secondary offering 3 Last Twelve Months

CONFIDENTIAL MARCH 2015 20 Why Eagle? Why now?  Transformative partnership with Teva for Bendamustine RTD Rapid Infusion drives profitability in 2015  Significant near-term R&D opportunities • Two product approvals anticipated • Rapid infusion bendamustine by YE 2015 $1.4 billion market • RTU bivalirudin in mid-2016 opp. (aggregate) • New clarity on likely clinical path for Ryanodex in EHS  Executing strategy to leverage assets to build critical mass, increase profitability, and create long-term, sustainable value  Well capitalized to execute growth strategy • $113M cash (adjusted for $30M upfront payment from Teva & Follow-on offering) • Ongoing cash flow from products • Up to $90M in additional milestone payments from Teva

CONFIDENTIAL MARCH 2015 21 March 2015